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[ASTON ASSET MANAGEMENT LOGO]


                                   Aston Funds

                    ASTON/OPTIMUM LARGE CAP OPPORTUNITY FUND
                       ASTON/MCDONNELL MUNICIPAL BOND FUND

                                 CLASS N SHARES

                          SUPPLEMENT DATED MAY 1, 2007
                 TO THE CLASS N PROSPECTUS DATED MARCH 1, 2007

                                IMPORTANT NOTICE

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

     VOLUNTARY WAIVER ADDED FOR THE ASTON/OPTIMUM LARGE CAP OPPORTUNITY FUND

Effective May 1, 2007, the following information replaces the expense table for the ASTON/OPTIMUM LARGE CAP OPPORTUNITY FUND:

                                                                  ACQUIRED     TOTAL                   NET
                        MANAGEMENT   DISTRIBUTION     OTHER      FUND FEES    EXPENSE     FEE        EXPENSE
FUND                       FEES      (12b-1) FEES   EXPENSES    AND EXPENSES   RATIO     WAIVERS      RATIO
                        ----------   ------------   --------    ------------  -------    -------    ----------
Aston/Optimum Large
Cap Opportunity Fund...    0.80%        0.25%       3.76%(a)         -          4.81%    (3.41)%    1.40%(b)(c)


(a) Other expenses are estimated for the current fiscal year.

(b) The above table reflects the Adviser's contractual undertaking to waive management fees and/or reimburse expenses exceeding the limits shown. The Adviser is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through February 28, 2008 at the rates shown in the table, not including fees and expenses from investment in other investment companies (acquired funds). In addition, the Aston/Optimum Large Cap Opportunity Fund has agreed that during any of the first three years subsequent to the Fund's commencement of operations, for a period of up to three years from the date following any waiver or reimbursement by Aston, to repay such amount to the extent that after giving effect to the repayment of such amount, the adjusted annual fund operating expenses would not exceed the limit shown.

(c) Effective May 1, 2007, the Investment Adviser agreed to voluntarily waive management fees and/or reimburse expenses so that the net expense ratio for the ASTON/OPTIMUM LARGE CAP OPPORTUNITY FUND is no more than 1.10% of the Fund's average daily net assets. The Investment Adviser may terminate such voluntary waiver/reimbursement at any time.

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          BENCHMARK CHANGE FOR THE ASTON/MCDONNELL MUNICIPAL BOND FUND

The following information replaces the information about Average Annual Total Return for the ASTON/MCDONNELL MUNICIPAL BOND FUND:

                          AVERAGE ANNUAL TOTAL RETURN*
                    (For the periods ended December 31, 2006)

                                                                  1 Year   5 Years  10 Years
--------------------------------------------------------------------------------------------
Aston/McDonnell Municipal Bond Fund: (a)
     Return Before Taxes ...................................      3.44%     4.14%     4.42%
     Return After Taxes on Distributions ...................      3.44%     4.05%     4.38%
     Return After Taxes on Distributions and Sale
         of Fund Shares ....................................      3.51%     4.03%     4.36%
--------------------------------------------------------------------------------------------
Lehman Brothers 3-15 Year Municipal Bond Index (b)(c) ......      4.18%     4.96%     5.39%
--------------------------------------------------------------------------------------------
Lehman Brothers Municipal Five-Year General Obligations Bond
     Index (b) .............................................      3.34%     4.05%     4.69%
--------------------------------------------------------------------------------------------


(a) Performance reflects expense limitations that were in effect during the periods presented. If expense limitations had not been in place, the Fund's performance would have been reduced.

(b)Reflects no deduction for taxes, expenses or fees.

(c)The Fund's benchmark was changed from the Lehman Brothers Municipal Five-Year General Obligations Bond Index to the Lehman Brothers 3-15 Year Municipal Bond Index (the "New Index") effective May 1, 2007 as the New Index was determined to be a more appropriate broad-based index for comparison purposes.

* McDonnell Investment Management, LLC became the Subadviser as of December 1, 2006. Performance prior to that date reflects the performance of a previous investment adviser.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains. After-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



           INVESTORS SHOULD RETAIN THIS SUPPLEMENT
          WITH THE PROSPECTUS FOR FUTURE REFERENCE.

 For more information, please call Aston Funds: 800 992-8151 or visit our Web site at www.astonfunds.com


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